JOHN HANCOCK INVESTMENT TRUST
CLASS R1 SHARES
Service Plan
May 1, 2009
     Article I. This Plan
     This Service Plan (the “Plan”) sets forth the terms and conditions on which John Hancock Investment Trust (the “Trust”) on behalf of each series of the Trust (each a “Fund”, collectively the “Funds”), on behalf of its Class R1 shares, as applicable, will, after the effective date hereof, pay certain amounts to brokers, plan administrators or other intermediaries (“Service Organizations”) for providing certain account administration services to participants in retirement plans that are beneficial owners of such Class R1 shares. Such compensation may be made directly to such Service Organizations or may be paid to John Hancock Funds, LLC (“JH Funds”) to cover payments that JH Funds has made to Service Organizations on behalf of the Funds. This Plan is not intended to compensate Service Organizations for distribution activities or expenses primarily intended to result in the sale of Class R1 shares of the Fund; however, this Plan is being adopted and operated in accordance with Rule 12b-1, as from time to time amended (the “Rule”), under the Investment Company Act of 1940, as amended (the “Act”), in the event that the Plan shall be deemed to constitute the financing of distribution by the Fund of its Class R1 shares.
     Article II. Services and Payments
     Pursuant to the Plan, the Funds may enter into agreements with JH Funds or Service Organizations which administer or provide services to retirement plans that purchase Class R1 shares of the Funds (“Service Agreements”). Under such Service Agreements, the Service Organizations may provide, or JH Funds may compensate a Service Organization for providing, one or more of the following services: (a) acting, directly or through an agent, as the shareholder of record and nominee for all plan participants, (b) establishing and maintaining account records for each plan participant that beneficially owns Class R1 shares of a Fund, (c) providing facilities to answer processing orders to purchase, redeem and exchange Class R1 shares on behalf of plan participants, and handle the transmission of funds representing the purchase price or redemption proceeds and (d) addressing plan participant questions regarding their accounts and the Funds. In the event that the Service Agreement with a Service Organization does not provide for the provision of one or more of the services listed above, including sub-transfer agent or omnibus account services, the Funds may compensate such Service Organization or one of its affiliates for providing such excluded services pursuant to a separate arrangement between the Funds and the Service Organization.
     The amount of compensation payable to the Service Organization during any one year for services under a Service Agreement adopted under the Plan with respect to Class R1 Shares will not exceed 0.25% of a Fund’s average daily net assets attributable to Class R1 Shares attributable to such Service Organization. Conflict of interest restrictions (including the Employee

Retirement Income Security Act of 1974) may apply to a Service Organization’s receipt of compensation paid by a Fund in connection with the investment of fiduciary funds in Class R1 shares. Service Organizations are urged to consult legal advisers before investing fiduciary assets in Class R1 shares.
     Article III. Expenses Borne by the Fund
     Notwithstanding any other provision of this Plan, the Trust, each Fund and its investment adviser, John Hancock Advisers, LLC (the “Adviser”), shall bear the respective expenses to be borne by them under the Investment Management Contract, dated December 22, 1994, as from time to time continued and amended (the “Advisory Agreement”), and under the Fund’s current prospectus as it is from time to time in effect.
     Article IV. Approval by Trustees, etc.
     This Plan and any related Service Agreements shall not take effect until approved by votes, cast in person at a meeting called for the purpose of voting on this Plan or such Service Agreements, of a majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of (a) all of the Trustees of the Fund and (b) those Trustees of the Fund who are not “interested persons” of the Fund, as such term may be from time to time defined under the Act, and have no direct or indirect financial interest in the operation of this Plan or Service Agreements related to it (the “Independent Trustees”).
     Article V. Continuance
     This Plan and any related Service Agreements shall continue in effect for so long as such continuance is specifically approved at least annually in advance in the manner provided for the approval of this Plan in Article IV.
     Article VI. Information
     JH Funds shall furnish the Funds and the Board of Trustees quarterly, or at such other intervals as the Funds shall specify, a written report of payments pursuant to this Plan and the purposes for which such expenditures were made and such other information as the Trustees may request.
     Article VII. Termination
     This Plan may be terminated (a) at any time by vote of a majority of the Trustees, a majority of the Independent Trustees, or a majority of the Fund’s outstanding voting Class R1 shares, or (b) by JH Funds on 60 days’ notice in writing to the Fund.
     Article VIII. Agreements
     Each agreement with any person relating to implementation of this Plan shall be in

2

writing, and each agreement related to this Plan shall provide:
     (a) That, with respect to a Fund, such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the Fund’s then outstanding voting Class R1 shares.
     (b) That such agreement shall terminate automatically in the event of its assignment.
     Article IX. Amendments
     This Plan may not be amended to increase the maximum amount of the fees payable by the Fund hereunder without the approval of a majority of the outstanding voting Class R1 shares of the Fund. No material amendment to the Plan shall, in any event, be effective unless it is approved in the same manner as is provided for approval of this Plan.
     Article X. Limitation of Liability
     The name “John Hancock Investment Trust” is the designation of the Trustees under the Amended and Restated Declaration of Trust, dated March 8, 2005 as amended and restated from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Massachusetts. The obligations of the Trust and the Funds are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Funds, but only the Funds’ property shall be bound. No series of the Trust shall be responsible for the obligations of any other series of the Trust.
(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

3

     IN WITNESS WHEREOF, the Fund has executed this Service Plan effective as of the 1st day of May 2009 in Boston, Massachusetts.

JOHN HANCOCK INVESTMENT TRUST On behalf of each series of the Trust, as applicable,
By:	/s/ Michael J. Leary
Michael J. Leary
Treasurer

JOHN HANCOCK FUNDS, LLC
By:	/s/ Keith F. Hartstein
Keith F. Hartstein
President and Chief Executive Officer

4

JOHN HANCOCK INVESTMENT TRUST
CLASS R3 SHARES
Service Plan
May 1, 2009
     Article I. This Plan
     This Service Plan (the “Plan”) sets forth the terms and conditions on which John Hancock Investment Trust (the “Trust”) on behalf of each series of the Trust (each a “Fund”, collectively the “Funds”), on behalf of its Class R3 shares, as applicable, will, after the effective date hereof, pay certain amounts to brokers, plan administrators or other intermediaries (“Service Organizations”) for providing certain account administration services to participants in retirement plans that are beneficial owners of such Class R3 shares. Such compensation may be made directly to such Service Organizations or may be paid to John Hancock Funds, LLC (“JH Funds”) to cover payments that JH Funds has made to Service Organizations on behalf of the Funds. This Plan is not intended to compensate Service Organizations for distribution activities or expenses primarily intended to result in the sale of Class R3 shares of the Fund; however, this Plan is being adopted and operated in accordance with Rule 12b-1, as from time to time amended (the “Rule”), under the Investment Company Act of 1940, as amended (the “Act”), in the event that the Plan shall be deemed to constitute the financing of distribution by the Fund of its Class R3 shares.
     Article II. Services and Payments
     Pursuant to the Plan, the Funds may enter into agreements with JH Funds or Service Organizations which administer or provide services to retirement plans that purchase Class R3 shares of the Funds (“Service Agreements”). Under such Service Agreements, the Service Organizations may provide, or JH Funds may compensate a Service Organization for providing, one or more of the following services: (a) acting, directly or through an agent, as the shareholder of record and nominee for all plan participants, (b) establishing and maintaining account records for each plan participant that beneficially owns Class R3 shares of a Fund, (c) providing facilities to answer processing orders to purchase, redeem and exchange Class R3 shares on behalf of plan participants, and handle the transmission of funds representing the purchase price or redemption proceeds and (d) addressing plan participant questions regarding their accounts and the Funds. In the event that the Service Agreement with a Service Organization does not provide for the provision of one or more of the services listed above, including sub-transfer agent or omnibus account services, the Funds may compensate such Service Organization or one of its affiliates for providing such excluded services pursuant to a separate arrangement between the Funds and the Service Organization.
     The amount of compensation payable to the Service Organization during any one year for services under a Service Agreement adopted under the Plan with respect to Class R3 Shares will not exceed 0.15% of a Fund’s average daily net assets attributable to Class R3 Shares attributable to such Service Organization. Conflict of interest restrictions (including the Employee

Retirement Income Security Act of 1974) may apply to a Service Organization’s receipt of compensation paid by a Fund in connection with the investment of fiduciary funds in Class R3 shares. Service Organizations are urged to consult legal advisers before investing fiduciary assets in Class R3 shares.
     Article III. Expenses Borne by the Fund
     Notwithstanding any other provision of this Plan, the Trust, each Fund and its investment adviser, John Hancock Advisers, LLC (the “Adviser”), shall bear the respective expenses to be borne by them under the Investment Management Contract dated October 8, 2002 , as from time to time continued and amended (the “Advisory Agreement”), and under the Fund’s current prospectus as it is from time to time in effect.
     Article IV. Approval by Trustees, etc.
     This Plan and any related Service Agreements shall not take effect until approved by votes, cast in person at a meeting called for the purpose of voting on this Plan or such Service Agreements, of a majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of (a) all of the Trustees of the Fund and (b) those Trustees of the Fund who are not “interested persons” of the Fund, as such term may be from time to time defined under the Act, and have no direct or indirect financial interest in the operation of this Plan or Service Agreements related to it (the “Independent Trustees”).
     Article V. Continuance
     This Plan and any related Service Agreements shall continue in effect for so long as such continuance is specifically approved at least annually in advance in the manner provided for the approval of this Plan in Article IV.
     Article VI. Information
     JH Funds shall furnish the Funds and the Board of Trustees quarterly, or at such other intervals as the Funds shall specify, a written report of payments pursuant to this Plan and the purposes for which such expenditures were made and such other information as the Trustees may request.
     Article VII. Termination
     This Plan may be terminated (a) at any time by vote of a majority of the Trustees, a majority of the Independent Trustees, or a majority of the Fund’s outstanding voting Class R3 shares, or (b) by JH Funds on 60 days’ notice in writing to the Fund.
     Article VIII. Agreements
     Each agreement with any person relating to implementation of this Plan shall be in

2

writing, and each agreement related to this Plan shall provide:
     (a) That, with respect to a Fund, such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the Fund’s then outstanding voting Class R3 shares.
     (b) That such agreement shall terminate automatically in the event of its assignment.
     Article IX. Amendments
     This Plan may not be amended to increase the maximum amount of the fees payable by the Fund hereunder without the approval of a majority of the outstanding voting Class R3 shares of the Fund. No material amendment to the Plan shall, in any event, be effective unless it is approved in the same manner as is provided for approval of this Plan.
     Article X. Limitation of Liability
     The name “John Hancock Investment Trust” is the designation of the Trustees under the Amended and Restated Declaration of Trust, dated March 8, 2005 as amended and restated from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Massachusetts. The obligations of the Trust and the Funds are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Funds, but only the Funds’ property shall be bound. No series of the Trust shall be responsible for the obligations of any other series of the Trust.
(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

3

     IN WITNESS WHEREOF, the Fund has executed this Service Plan effective as of the 1st day of May 2009 in Boston, Massachusetts.

JOHN HANCOCK INVESTMENT TRUST On behalf of each series of the Trust, as applicable,
By:	/s/ Michael J. Leary
Michael J. Leary
Treasurer

JOHN HANCOCK FUNDS, LLC
By:	/s/ Keith F. Hartstein
Keith F. Hartstein
President and Chief Executive Officer

4

JOHN HANCOCK INVESTMENT TRUST
CLASS R4 SHARES
Service Plan
May 1, 2009
     Article I. This Plan
     This Service Plan (the “Plan”) sets forth the terms and conditions on which John Hancock Investment Trust (the “Trust”) on behalf of each series of the Trust (each a “Fund”, collectively the “Funds”), on behalf of its Class R4 shares, as applicable, will, after the effective date hereof, pay certain amounts to brokers, plan administrators or other intermediaries (“Service Organizations”) for providing certain account administration services to participants in retirement plans that are beneficial owners of such Class R4 shares. Such compensation may be made directly to such Service Organizations or may be paid to John Hancock Funds, LLC (“JH Funds”) to cover payments that JH Funds has made to Service Organizations on behalf of the Funds. This Plan is not intended to compensate Service Organizations for distribution activities or expenses primarily intended to result in the sale of Class R4 shares of the Fund; however, this Plan is being adopted and operated in accordance with Rule 12b-1, as from time to time amended (the “Rule”), under the Investment Company Act of 1940, as amended (the “Act”), in the event that the Plan shall be deemed to constitute the financing of distribution by the Fund of its Class R4 shares.
     Article II. Services and Payments
     Pursuant to the Plan, the Funds may enter into agreements with JH Funds or Service Organizations which administer or provide services to retirement plans that purchase Class R4 shares of the Funds (“Service Agreements”). Under such Service Agreements, the Service Organizations may provide, or JH Funds may compensate a Service Organization for providing, one or more of the following services: (a) acting, directly or through an agent, as the shareholder of record and nominee for all plan participants, (b) establishing and maintaining account records for each plan participant that beneficially owns Class R4 shares of a Fund, (c) providing facilities to answer processing orders to purchase, redeem and exchange Class R4 shares on behalf of plan participants, and handle the transmission of funds representing the purchase price or redemption proceeds and (d) addressing plan participant questions regarding their accounts and the Funds. In the event that the Service Agreement with a Service Organization does not provide for the provision of one or more of the services listed above, including sub-transfer agent or omnibus account services, the Funds may compensate such Service Organization or one of its affiliates for providing such excluded services pursuant to a separate arrangement between the Funds and the Service Organization.
     The amount of compensation payable to the Service Organization during any one year for services under a Service Agreement adopted under the Plan with respect to Class R4 Shares will not exceed 0.10% of a Fund’s average daily net assets attributable to Class R4 Shares attributable to such Service Organization. Conflict of interest restrictions (including the Employee

Retirement Income Security Act of 1974) may apply to a Service Organization’s receipt of compensation paid by a Fund in connection with the investment of fiduciary funds in Class R4 shares. Service Organizations are urged to consult legal advisers before investing fiduciary assets in Class R4 shares.
     Article III. Expenses Borne by the Fund
     Notwithstanding any other provision of this Plan, the Trust, each Fund and its investment adviser, John Hancock Advisers, LLC (the “Adviser”), shall bear the respective expenses to be borne by them under the Investment Management Contract dated October 8, 2002, as from time to time continued and amended (the “Advisory Agreement”), and under the Fund’s current prospectus as it is from time to time in effect.
     Article IV. Approval by Trustees, etc.
     This Plan and any related Service Agreements shall not take effect until approved by votes, cast in person at a meeting called for the purpose of voting on this Plan or such Service Agreements, of a majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of (a) all of the Trustees of the Fund and (b) those Trustees of the Fund who are not “interested persons” of the Fund, as such term may be from time to time defined under the Act, and have no direct or indirect financial interest in the operation of this Plan or Service Agreements related to it (the “Independent Trustees”).
     Article V. Continuance
     This Plan and any related Service Agreements shall continue in effect for so long as such continuance is specifically approved at least annually in advance in the manner provided for the approval of this Plan in Article IV.
     Article VI. Information
     JH Funds shall furnish the Funds and the Board of Trustees quarterly, or at such other intervals as the Funds shall specify, a written report of payments pursuant to this Plan and the purposes for which such expenditures were made and such other information as the Trustees may request.
     Article VII. Termination
     This Plan may be terminated (a) at any time by vote of a majority of the Trustees, a majority of the Independent Trustees, or a majority of the Fund’s outstanding voting Class R4 shares, or (b) by JH Funds on 60 days’ notice in writing to the Fund.
     Article VIII. Agreements
     Each agreement with any person relating to implementation of this Plan shall be in writing, and each agreement related to this Plan shall provide:
     (a) That, with respect to a Fund, such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the Fund’s then outstanding voting Class R4 shares.
     (b) That such agreement shall terminate automatically in the event of its assignment.
     Article IX. Amendments
     This Plan may not be amended to increase the maximum amount of the fees payable by the Fund hereunder without the approval of a majority of the outstanding voting Class R4 shares of the Fund. No material amendment to the Plan shall, in any event, be effective unless it is approved in the same manner as is provided for approval of this Plan.
     Article X. Limitation of Liability
     The name “John Hancock Investment Trust” is the designation of the Trustees under the Amended and Restated Declaration of Trust, dated March 8, 2005 as amended and restated from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Massachusetts. The obligations of the Trust and the Funds are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Funds, but only the Funds’ property shall be bound. No series of the Trust shall be responsible for the obligations of any other series of the Trust.
(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

     IN WITNESS WHEREOF, the Fund has executed this Service Plan effective as of the 1st day of May 2009 in Boston, Massachusetts.

JOHN HANCOCK INVESTMENT TRUST On behalf of each series of the Trust, as applicable,
By:	/s/ Michael J. Leary
Michael J. Leary
Treasurer

JOHN HANCOCK FUNDS, LLC
By:	/s/ Keith F. Hartstein
Keith F. Hartstein
President and Chief Executive Officer

JOHN HANCOCK INVESTMENT TRUST
CLASS R5 SHARES
Service Plan
May 1, 2009
     Article I. This Plan
     This Service Plan (the “Plan”) sets forth the terms and conditions on which John Hancock Investment Trust (the “Trust”) on behalf of each series of the Trust (each a “Fund”, collectively the “Funds”), on behalf of its Class R5 shares, as applicable, will, after the effective date hereof, pay certain amounts to brokers, plan administrators or other intermediaries (“Service Organizations”) for providing certain account administration services to participants in retirement plans that are beneficial owners of such Class R5 shares. Such compensation may be made directly to such Service Organizations or may be paid to John Hancock Funds, LLC (“JH Funds”) to cover payments that JH Funds has made to Service Organizations on behalf of the Funds. This Plan is not intended to compensate Service Organizations for distribution activities or expenses primarily intended to result in the sale of Class R5 shares of the Fund; however, this Plan is being adopted and operated in accordance with Rule 12b-1, as from time to time amended (the “Rule”), under the Investment Company Act of 1940, as amended (the “Act”), in the event that the Plan shall be deemed to constitute the financing of distribution by the Fund of its Class R5 shares.
     Article II. Services and Payments
     Pursuant to the Plan, the Funds may enter into agreements with JH Funds or Service Organizations which administer or provide services to retirement plans that purchase Class R5 shares of the Funds (“Service Agreements”). Under such Service Agreements, the Service Organizations may provide, or JH Funds may compensate a Service Organization for providing, one or more of the following services: (a) acting, directly or through an agent, as the shareholder of record and nominee for all plan participants, (b) establishing and maintaining account records for each plan participant that beneficially owns Class R5 shares of a Fund, (c) providing facilities to answer processing orders to purchase, redeem and exchange Class R5 shares on behalf of plan participants, and handle the transmission of funds representing the purchase price or redemption proceeds and (d) addressing plan participant questions regarding their accounts and the Funds. In the event that the Service Agreement with a Service Organization does not provide for the provision of one or more of the services listed above, including sub-transfer agent or omnibus account services, the Funds may compensate such Service Organization or one of its affiliates for providing such excluded services pursuant to a separate arrangement between the Funds and the Service Organization.
     The amount of compensation payable to the Service Organization during any one year for services under a Service Agreement adopted under the Plan with respect to Class R5 Shares will not exceed 0.05% of a Fund’s average daily net assets attributable to Class R5 Shares attributable to such Service Organization. Conflict of interest restrictions (including the Employee

Retirement Income Security Act of 1974) may apply to a Service Organization’s receipt of compensation paid by a Fund in connection with the investment of fiduciary funds in Class R5 shares. Service Organizations are urged to consult legal advisers before investing fiduciary assets in Class R5 shares.
     Article III. Expenses Borne by the Fund
     Notwithstanding any other provision of this Plan, the Trust, each Fund and its investment adviser, John Hancock Advisers, LLC (the “Adviser”), shall bear the respective expenses to be borne by them under the Investment Management Contract dated October 8, 2002, as from time to time continued and amended (the “Advisory Agreement”), and under the Fund’s current prospectus as it is from time to time in effect.
     Article IV. Approval by Trustees, etc.
     This Plan and any related Service Agreements shall not take effect until approved by votes, cast in person at a meeting called for the purpose of voting on this Plan or such Service Agreements, of a majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the Act or the rules and regulations thereunder) of (a) all of the Trustees of the Fund and (b) those Trustees of the Fund who are not “interested persons” of the Fund, as such term may be from time to time defined under the Act, and have no direct or indirect financial interest in the operation of this Plan or Service Agreements related to it (the “Independent Trustees”).
     Article V. Continuance
     This Plan and any related Service Agreements shall continue in effect for so long as such continuance is specifically approved at least annually in advance in the manner provided for the approval of this Plan in Article IV.
     Article VI. Information
     JH Funds shall furnish the Funds and the Board of Trustees quarterly, or at such other intervals as the Funds shall specify, a written report of payments pursuant to this Plan and the purposes for which such expenditures were made and such other information as the Trustees may request.
     Article VII. Termination
     This Plan may be terminated (a) at any time by vote of a majority of the Trustees, a majority of the Independent Trustees, or a majority of the Fund’s outstanding voting Class R5 shares, or (b) by JH Funds on 60 days’ notice in writing to the Fund.
     Article VIII. Agreements
     Each agreement with any person relating to implementation of this Plan shall be in

2

writing, and each agreement related to this Plan shall provide:
     (a) That, with respect to a Fund, such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the Fund’s then outstanding voting Class R5 shares.
     (b) That such agreement shall terminate automatically in the event of its assignment.
     Article IX. Amendments
     This Plan may not be amended to increase the maximum amount of the fees payable by the Fund hereunder without the approval of a majority of the outstanding voting Class R5 shares of the Fund. No material amendment to the Plan shall, in any event, be effective unless it is approved in the same manner as is provided for approval of this Plan.
     Article X. Limitation of Liability
     The name “John Hancock Investment Trust” is the designation of the Trustees under the Amended and Restated Agreement and Declaration of Trust, dated March 8, 2005 as amended and restated from time to time. The Declaration of Trust has been filed with the Secretary of State of the Commonwealth of Massachusetts. The obligations of the Trust and the Funds are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Funds, but only the Funds’ property shall be bound. No series of the Trust shall be responsible for the obligations of any other series of the Trust.
(THE REMAINDER OF THIS SPACE HAS BEEN INTENTIONALLY LEFT BLANK)

3

     IN WITNESS WHEREOF, the Fund has executed this Service Plan effective as of the 1st day of May 2009 in Boston, Massachusetts.

JOHN HANCOCK INVESTMENT TRUST On behalf of each series of the Trust, as applicable,
By:	/s/ Michael J. Leary
Michael J. Leary
Treasurer

JOHN HANCOCK FUNDS, LLC
By:	/s/ Keith F. Hartstein
Keith F. Hartstein
President and Chief Executive Officer

4